UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2009

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund January 31, 2009

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

For investors, 2008 as well as the six months ended January 31, 2009 were very disappointing. You lost money whether you were invested in the Green Century Balanced Fund or the Green Century Equity Fund (or in most all other mutual funds invested in the stock market). So did I. While it does not diminish the sting to know that others are in a similar position, we want you to know that Green Century Capital Management (Green Century) views the “business as usual” causes of the market downturn as strong evidence of the need to create a new path.

It is often difficult to change entrenched patterns of behavior without significant upheaval. We view this market disruption as an opportunity to showcase the value that a sustainable economy might bring. Though it has been painful, a door has been opened for this new economy—one we hope will value long-term investments over short-term profits; understands that we as shareholders, employees, customers, and suppliers are part of a holistic system; and recognizes that social and environmental factors can influence financial performance. Perhaps the time has come for more investors to search for companies that incorporate this new framework.

The bleak financial situation of recent months was characterized by a significant drop in investment returns, a severe lack of credit, stagnant housing markets, bankruptcies and a downturn in the economy that subsequently led to a large number of corporate lay-offs. These hardships are afflicting a great many people in all regions of the country.

Nonetheless, Green Century believes there are glimmers of hope. A significant beacon was the historic presidential election. While it is too soon to evaluate the effectiveness of the new administration’s policies, Green Century believes it is refreshing to have a change of course and to think that as a country we are back on a path of leadership and responsibility.

We have seen evidence that the new administration may bring renewed support for alternative and renewable energy, a sector that has long been a mainstay of our Funds’ portfolios. We also believe the new administration may strengthen the rights of shareholders in our country’s major corporations, rights we have advocated for since the inception of the Funds. Green Century’s staff has advocated for an increase in resources for renewables and for more democratic and transparent corporate governance. We intend to continue to do so and believe our opportunities for success will be better now than they were over the past several years.

Green Century believes that shareholder advocacy—the promotion of corporate environmental responsibly by pressing companies to improve their policies and practices—is a critical component of environmentally responsible investing. Advocating for corporate environmental responsibility has been a primary mission of Green Century since our inception in 1991. This year, Green Century has filed numerous shareholder resolutions and is in direct dialogue with major corporations on several critical environmental issues. From encouraging major home improvement retailer Lowe’s Companies Inc.1 to halt its attempts to build a big box store on critical wetlands in the Florida Everglades to pressuring oil giant ExxonMobil1 to stay out of the pristine Arctic National Wildlife Refuge, Green Century is directly challenging corporate practices that threaten our wilderness and biodiversity.

Our advocacy team is also pressuring companies to move away from products found to be harmful to the environment and human health, and encouraging them to provide alternatives. As a result of our continued engagement with Whole Foods1, the company is taking steps to eliminate the chemical Bisphenol A (BPA) from multiple store products. Whole Foods has agreed to work with Green Century as we pressure chemical and can manufacturers to develop alternatives to BPA. We are also reaching out to other major packaged food companies and will release a report ranking these companies on their use of BPA and their efforts to identify and implement alternatives.

As environmental issues have achieved increased prominence, many companies are attempting to tout their environmental credentials. For example, while Chevron1 recently embarked on a multi-million dollar advertising campaign promoting its efforts to be more “green,” it is also engaged in what we believe to be environmentally devastating methods of fossil fuel exploration.

Green Century filed a resolution at Chevron for the second year in a row raising concerns regarding its plans to extract oil from the Canadian tar sands. Tar sands drilling and exploration has been deemed “the most destructive project on Earth” by Canada’s Environmental Defence and is several times more carbon-intensive than conventional oil recovery projects. We believe entering the tar sands is a risky and unwise business decision for major energy companies.

Green Century will continue to pressure companies and continue to expose discrepancies between a company’s words and its actions so consumers and investors have the facts necessary to make informed decisions.

Green Century is not able to predict the future. But we do try to prepare for it. By staying the course, investing for the long-term, searching for solid green holdings, and engaging with companies to improve their environmental performance, we intend to continue to contribute to building a sustainable economy.

If you have any questions, please do not hesitate to contact us at 1-800-93-GREEN or visit us on-line at: www.GreenCentury.com.

Sincerely,

Kristina Curtis

President

Green Century Funds

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio manager of the Balanced Fund aims to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

	AVERAGE ANNUAL RETURN* Total expense ratio: 1.38%	Six Months	One Year	Five Years	Ten Years
December 31, 2008	Green Century Balanced Fund	–19.19%	–25.94%	–3.06%	4.27%
	Lipper Balanced Fund Index[2]	–21.21%	–26.18%	0.12%	1.53%
January 31, 2009	Green Century Balanced Fund	–22.31%	–25.05%	–4.10%	3.62%
	Lipper Balanced Fund Index[2]	–23.89%	–27.19%	–1.11%	0.89%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

During the six month periods ended December 31, 2008 and January 31, 2009, the Balanced Fund outperformed the Lipper Balanced Fund Index though both the Fund and that Index were significantly down. For the six months ended January 31, 2009, the Fund returned –22.31%, outperforming the Lipper Balanced Fund Index during one of the worst declines of the stock market in memory. The diversification of the Balanced Fund into bonds and cash as well as stocks somewhat mitigated the damage as the Fund declined less than the overall equity market.

The Balanced Fund’s bond holdings assisted in limiting its exposure to the banking crisis, but there were some exceptions. The Fund realized large losses in a Lehman Brothers1 bond as well as a bond of an AIG subsidiary, American General Financial1.

The portfolio manager further diversified the Fund and added to its positive environmental profile by making initial investments in two

GREEN CENTURY BALANCED FUND

INVESTMENTS BY INDUSTRY

community development financial institutions with a focus on the environment: Self-Help Credit Union1 and ShoreBank Pacific1.

The Fund’s equity holdings which positively contributed to its performance during the six months ended January 31, 2009 included: J.M. Smucker Company1, Genzyme, Inc.1, Chubb Corporation1, and Baxter International, Inc.1 while poor performers included Jarden Corporation1, Deckers Outdoor Corporation 1, Johnson Controls, Inc. 1, and Royal Bank of Canada1.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the Domini 400 Social Index (the “Index”), comprised of 400 primarily large capitalization U.S. companies selected based on a comprehensive range of social and environmental sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

	AVERAGE ANNUAL RETURN* Total expense ratio: 0.95%	Six Months	One Year	Five Years	Ten Years
December 31, 2008	Green Century Equity Fund	–25.63%	–35.48%	–3.90%	–3.10%
	S&P 500® Index[3]	–28.48%	–37.00%	–2.19%	–1.38%
January 31, 2009	Green Century Equity Fund	–32.01%	–37.21%	–5.94%	–4.51%
	S&P 500® Index[3]	–33.95%	–38.63%	–4.24%	–2.65%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

The Green Century Equity Fund outperformed the S&P 500® Index for the six-month periods ending December 31, 2008 and January 31, 2009. For the six months ended January 31, 2009, the Equity Fund’s return was –32.01%, while the S&P 500® Index was down –33.95%. The Fund and the overall economy were hurt by the sharp declines in the U.S stock market during the six month periods ended December 31, 2008 and January 31, 2009. Despite efforts by the Federal Reserve Bank to cut interest rates to historically low levels in an attempt to stimulate growth, economic data remained predominantly negative during this time due to the global financial crisis.

During the six months ended January 31, 2009, the performance of the Fund was helped by underweighting investments in companies in the diversified financials, industrials, energy equipment, and insurance sectors relative to the S&P 500® Index. In particular, the Equity Fund’s performance was helped by not owning Bank of America1, Citigroup1 , or General Electric1 which experienced poor stock performance due to the deepening recession that spread from financials into other sectors. In addition, the Fund benefited from overweighting telecommunication services companies, such as AT&T1 and Verizon1.

Conversely, relative overweighting of bank stocks hurt the Equity Fund’s performance relative to the S&P 500® Index with poor returns from Wells Fargo1 and U.S. Bancorp1. These companies were among the worst performers as housing prices continued to decline steadily and the economy fell deeper into a recession. The Fund was also hurt by underweighting the energy sector and by not owning ExxonMobil1 and Chevron1 . These companies performed significantly better than the overall market during the period even as energy prices began to fall back sharply in response to reduced demand from the global recession.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2008 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 As of January 31, 2009, neither of the Green Century Funds was invested in Exxon Mobil, Chevron, Lehman Brothers, American General Financial, Citigroup, or General Electric. As of January 31, 2009 Self-Help Credit Union comprised 0.24%, ShoreBank Pacific comprised 0.24%, J. M. Smucker Company comprised 1.47%, Genzyme, Inc. comprised 1.99%, Chubb Corporation comprised 1.20%, Baxter International, Inc. comprised 1.84%, Jarden Corporation comprised 0.59%, Deckers Outdoor Corporation comprised 0.55%, Johnson Controls, Inc. comprised 1.42%, Royal Bank of Canada comprised 1.09%, Bank of America comprised 0.22%, AT&T Inc. comprised 3.82%, Verizon comprised 1.27%, and Wells Fargo & Company comprised 0.47% of the Green Century Balanced Fund. As of January 31, 2009, the Balanced Fund was not invested in Lowe’s Companies, Inc., Whole Foods Market, Inc. or U.S. Bancorp. As of January 31, 2009, Lowe’s Companies, Inc. comprised 0.72%, Whole Foods Market, Inc. comprised 0.04%, Genzyme, Inc. comprised 0.50%, Chubb Corporation comprised 0.40%, Baxter International, Inc. comprised 0.98%, Deckers Outdoor Corporation comprised 0.02%, Johnson Controls, Inc. comprised 0.19%, Verizon comprised 2.27%, Wells Fargo & Company comprised 2.13% and U.S. Bancorp comprised 0.69% of the Green Century Equity Fund. As of January 31, 2009, the Equity Fund was not invested in Self-Help Credit Union, ShoreBank Pacific, J. M. Smucker Company, Jarden Corporation, Royal Bank of Canada, Bank of America or AT&T Inc. Portfolio composition will change due to ongoing management of the Funds. References to specific securities should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years.

3 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC, 3/09

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2009

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009 (the “period”).

Actual Expenses.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2008	ENDING ACCOUNT VALUE JANUARY 31, 2009	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$776.90	$6.18
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.14	7.02

Equity Fund
Actual Expenses	1,000.00	679.90	4.02
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,020.21	4.84

1 Expenses are equal to the Funds’ annualized expense ratios (1.38% for the Balanced Fund and .95% for the Equity Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2009 (unaudited)

COMMON STOCKS — 58.5%
	SHARES	VALUE

Capital Goods — 7.2%
3M Company	10,795	$580,663
Emerson Electric Company	13,660	446,682
Gardner Denver, Inc. (a)	8,400	182,868
Illinois Tool Works, Inc.	13,990	456,913
Koninklijke Philips Electronics NV American Depositary Receipt (b)	9,000	163,710
Lincoln Electric Holdings, Inc.	9,000	370,530
Pentair, Inc.	19,500	445,965
Quanta Services, Inc. (a)	9,600	205,248

		2,852,579

Pharmaceuticals & Biotechnology — 6.7%
Amgen, Inc. (a)	4,500	246,825
Genentech, Inc. (a)	2,150	174,666
Genzyme Corporation (a)	11,600	799,472
Johnson & Johnson	13,640	786,892
Teva Pharmaceutical Industries Ltd. American Depositary Receipt (b)	11,485	476,053
Waters Corporation (a)	5,000	180,850

		2,664,758

Renewable Energy & Energy Efficiency — 6.5%
Applied Materials, Inc.	31,350	293,749
Cree, Inc. (a)	7,000	139,510
Energy Conversion Devices, Inc. (a)	6,000	151,020
First Solar, Inc. (a)	2,015	287,742
Fuel Systems Solutions, Inc. (a)	7,260	189,776
International Rectifier Corporation (a)	14,000	190,680
Itron, Inc. (a)	3,720	242,916
Johnson Controls, Inc.	14,250	178,268
MEMC Electronic Materials, Inc. (a)	10,600	144,160
OM Group, Inc. (a)	8,600	166,668
Ormat Technologies, Inc.	7,800	241,722
SunPower Corporation, Class A (a)	6,600	221,496
Ultralife Corporation (a)	21,000	168,210

		2,615,917

Technology Hardware & Equipment — 5.8%
Apple, Inc. (a)	3,235	291,571
Brocade Communications Systems, Inc. (a)	30,000	114,300
Cisco Systems, Inc. (a)	18,940	283,532

	SHARES	VALUE

Technology Hardware & Equipment — (continued)
Hewlett-Packard Company	19,000	$660,250
International Business Machines Corporation	10,700	980,654

		2,330,307

Healthcare Equipment & Services — 5.1%
Baxter International, Inc.	12,600	738,989
Dentsply International, Inc.	6,400	172,224
Gen-Probe, Inc. (a)	2,685	120,879
Hologic, Inc. (a)	14,950	176,261
Medtronic, Inc.	18,750	627,938
UnitedHealth Group, Inc.	7,530	213,325

		2,049,616

Food & Beverage — 4.0%
General Mills, Inc.	16,900	999,635
JM Smucker Company (The)	13,105	591,691

		1,591,326

Telecommunication Services — 3.0%
AT&T, Inc.	18,475	454,855
BT Group PLC American Depositary Receipt (b)	8,500	129,540
Telefonica S.A. American Depositary Receipt (b)	11,900	637,959

		1,222,354

Media — 2.6%
John Wiley & Sons, Inc.	20,225	716,572
McGraw-Hill Companies, Inc. (The)	15,310	336,667

		1,053,239

Insurance — 2.5%
Chubb Corporation	11,345	483,070
Horace Mann Educators Corporation	17,000	158,950
WR Berkley Corporation	14,000	370,720

		1,012,740

Software & Services — 2.4%
Adobe Systems, Inc. (a)	4,000	77,240
Microsoft Corporation	21,950	375,345
Oracle Corporation (a)	30,200	508,266

		960,851

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2009 (unaudited)	continued

	SHARES	VALUE

Food & Staples Retailing — 1.7%
Sysco Corporation	31,235	$696,228

Diversified Financials — 1.7%
American Express Company	5,755	96,281
Bank of America Corporation	13,370	87,975
Goldman Sachs Group, Inc. (The)	2,500	201,825
JPMorgan Chase & Company	11,570	295,150

		681,231

Banks — 1.6%
Barclays PLC American Depositary Receipt (b)	5,000	28,550
Royal Bank of Canada	17,850	438,753
Wells Fargo & Company	10,000	189,000

		656,303

Retailing — 1.5%
Advance Auto Parts, Inc.	18,450	603,869

Materials — 1.4%
Air Products & Chemicals, Inc.	11,300	568,390

Household & Personal Products — 1.3%
Church & Dwight Company, Inc.	9,875	525,646

Consumer Durables & Apparel — 1.1%
Deckers Outdoor Corporation (a)	4,225	220,714
Jarden Corporation (a)	22,900	238,847

		459,561

Automobiles & Components — 0.8%
Toyota Motor Corporation American Depositary Receipt (b)	5,340	339,143

Consumer Services — 0.8%
Chipotle Mexican Grill, Inc. (a)	3,200	145,664
Starwood Hotels & Resorts Worldwide, Inc.	11,350	171,612

		317,276

Semiconductors — 0.7%
Intel Corporation	22,000	283,800

Commercial & Professional Services — 0.1%
Interface, Inc., Class A	11,600	47,328

Total Common Stocks (Cost $30,903,260)		23,532,462

CORPORATE BONDS & NOTES — 26.9%
	PRINCIPAL AMOUNT	VALUE

Telecommunication Services — 6.5%
AT&T Corporation
7.30%, due 11/15/11 (c)	$1,000,000	$1,081,039
BellSouth Corporation
4.75%, due 11/15/12	500,000	507,970
France Telecom S.A.
7.75%, due 3/1/11 (b)	500,000	528,906
Verizon Communications, Inc.
5.25%, due 4/15/13	500,000	509,624

		2,627,539

Pharmaceuticals & Biotechnology — 3.9%
Abbott Laboratories
5.60%, due 11/30/17	500,000	535,325
Amgen, Inc.
4.85%, due 11/18/14	500,000	509,389
Wyeth
5.50%, due 3/15/13 (c)	500,000	529,042

		1,573,756

Diversified Financials — 3.8%
Goldman Sachs Group, Inc. (The)
6.60%, due 1/15/12	500,000	500,738
JPMorgan Chase & Company
4.60%, due 1/17/11	500,000	503,216
JPMorgan Chase & Company
4.50%, due 1/15/12	500,000	502,419

		1,506,373

Technology Hardware & Equipment — 2.3%
Xerox Corporation
7.625%, due 6/15/13	1,000,000	942,993

Healthcare Equipment & Services — 2.1%
Aetna, Inc.
5.75%, due 6/15/11	595,000	585,897
UnitedHealth Group, Inc.
4.875%, due 4/1/13	250,000	237,255

		823,152

Software & Services — 1.3%
Oracle Corporation
5.00%, due 1/15/11	500,000	522,040

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2009 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE

Banks — 1.2%
M&I Marshall & Ilsley Bank
3.95%, due 8/14/09	$500,000	$495,387

Consumer Durables & Apparel — 1.2%
Newell Rubbermaid, Inc.
4.00%, due 5/1/10	500,000	487,400

Transportation — 1.2%
Ryder System, Inc.
4.625%, due 4/1/10	500,000	479,334

Automobiles & Components — 1.2%
Toyota Motor Credit Corporation
5.50%, due 7/25/17 (b)(c)	500,000	474,160

Real Estate — 1.2%
Simon Property Group LP
4.875%, due 8/15/10	500,000	463,993

Renewable Energy & Energy Efficiency — 1.0%
Johnson Controls, Inc.
5.50%, due 1/15/16	500,000	391,057

Total Corporate Bonds & Notes (Cost $11,008,592)		10,787,184

U.S. GOVERNMENT AGENCIES — 9.7%
Fannie Mae Pool
5.50%, due 3/1/12	136,309	139,825
Federal Farm Credit Bank
4.50%, due 10/25/11	500,000	533,439
Federal Home Loan Bank
3.125%, due 12/13/13	550,000	554,444
Federal Home Loan Bank
4.265%, due 7/8/15	500,000	501,958
Federal Home Loan Bank
3.875%, due 12/14/18	550,000	525,881
Federal National Mortgage Association
5.05%, due 11/5/12	500,000	505,319
Federal National Mortgage Association
5.45%, due 2/28/18	500,000	500,379
SLM Corporation
4.00%, due 7/25/14 (d)	1,235,000	633,393

Total U.S. Government Agencies (Cost $4,472,049)		3,894,638

CERTIFICATES OF DEPOSIT — 0.5%
	PRINCIPAL AMOUNT	VALUE

Self Help Credit Union Environmental Certificate of Deposit
3.40%, due 8/8/10	$95,000	$95,025
Shorebank Pacific Time Deposit Receipt
3.75%, due 8/8/11	95,000	95,000

Total Certificates Of Deposit (Cost $190,025)		190,025

SHORT-TERM OBLIGATION — 4.0%
Repurchase Agreement— State Street Bank & Trust Repurchase Agreement, 0.05%, dated 01/30/09, due 02/02/09, proceeds $1,596,861 (collateralized by a Freddie Mac Bond, 5.89%, due 01/01/2037, value $1,630,651) (Cost $1,596,854)		1,596,854

TOTAL INVESTMENTS (e) — 99.6%
(Cost $48,170,780)		40,001,163
Other Assets Less Liabilities —0.4%		153,130

NET ASSETS — 100.0%		$40,154,293

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at January 31, 2009.
(d)	Floating rate bond. Rate shown is currently in effect at January 31, 2009.
(e)	The cost of investments for federal income tax purposes is $48,174,034 resulting in gross unrealized appreciation and depreciation of $1,075,557 and $9,248,428 respectively, or net unrealized depreciation of $8,172,871.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2009 (unaudited)

COMMON STOCKS — 99.7%
	SHARES	VALUE

Technology Hardware & Equipment — 13.7%
3Com Corporation (a)	3,600	$8,388
Adaptec, Inc. (a)	800	2,232
ADC Telecommunications, Inc. (a)	1,000	5,070
Apple, Inc. (a)	7,678	692,018
Arrow Electronics, Inc. (a)	1,050	20,024
Cisco Systems, Inc. (a)	50,560	756,882
Corning, Inc.	13,361	135,080
Dell, Inc. (a)	14,931	141,845
EMC Corporation (a)	17,630	194,635
Gerber Scientific, Inc. (a)	200	628
Hewlett-Packard Company	21,150	734,962
Imation Corporation	300	2,922
International Business Machines Corporation	11,641	1,066,897
Lexmark International, Inc. (a)	700	16,576
Molex, Inc.	1,300	17,381
NetApp, Inc. (a)	2,950	43,749
Palm, Inc. (a)	1,000	7,670
Plantronics, Inc.	400	4,060
Polycom, Inc. (a)	800	11,240
QUALCOMM, Inc.	14,305	494,238
Seagate Technology	4,400	16,676
Sun Microsystems, Inc. (a)	6,675	27,768
Tellabs, Inc. (a)	3,300	13,629
Xerox Corporation	7,830	51,991

		4,466,561

Pharmaceuticals & Biotechnology — 11.3%
Affymetrix, Inc. (a)	500	1,590
Allergan, Inc.	2,636	100,484
Amgen, Inc. (a)	9,154	502,097
Amylin Pharmaceuticals, Inc. (a)	1,050	12,138
Biogen Idec, Inc. (a)	2,508	122,014
Dionex Corporation (a)	150	7,596
Endo Pharmaceuticals Holdings, Inc. (a)	1,020	22,919
Forest Laboratories, Inc. (a)	2,532	63,401
Genzyme Corporation (a)	2,333	160,790
Gilead Sciences, Inc. (a)	7,981	405,195
Illumina, Inc. (a)	1,124	30,753
Johnson & Johnson	24,037	1,386,695
King Pharmaceuticals, Inc. (a)	2,232	19,508
Life Technologies Corporation (a)	1,550	39,463
Merck & Company, Inc.	18,267	521,523

	SHARES	VALUE

Pharmaceuticals & Biotechnology — (continued)
Millipore Corporation (a)	500	$27,580
Mylan, Inc. (a)	2,800	31,724
Techne Corporation	350	20,990
Thermo Fisher Scientific, Inc. (a)	3,613	129,815
Waters Corporation (a)	900	32,553
Watson Pharmaceuticals, Inc. (a)	900	24,552

		3,663,380

Food & Beverage — 7.3%
Campbell Soup Company	1,696	51,508
Coca-Cola Company (The)	17,183	734,057
Dean Foods Company (a)	1,400	27,076
Flowers Foods, Inc.	700	15,043

General Mills, Inc.	2,885	170,648
Green Mountain Coffee Roasters, Inc. (a)	66	2,525
H.J. Heinz Company	2,696	98,404
Hershey Company (The)	1,367	50,962
JM Smucker Company (The)	1,050	47,408
Kellogg Company	2,156	94,196
Kraft Foods, Inc., Class A	12,748	357,581
McCormick & Company, Inc.	1,150	36,846
PepsiCo, Inc.	13,414	673,785
Tootsie Roll Industries, Inc.	212	5,060

		2,365,099

Household & Personal Products — 6.6%
Alberto-Culver Company	600	14,676
Avon Products, Inc.	3,642	74,479
Church & Dwight Company, Inc.	634	33,748
Clorox Company	1,250	62,688
Colgate-Palmolive Company	4,383	285,070
Energizer Holdings, Inc. (a)	500	23,815
Estee Lauder Companies, Inc. (The), Class A	1,050	27,563
Kimberly-Clark Corporation	3,575	184,005
Nu Skin Enterprises, Inc., Class A	500	4,745
Procter & Gamble Company	25,865	1,409,642

		2,120,431

Healthcare Equipment & Services — 6.1%
Baxter International, Inc.	5,376	315,302
Beckman Coulter, Inc.	559	27,793
Becton Dickinson & Company	2,094	152,171
Cerner Corporation (a)	611	20,603

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2009 (unaudited)	continued

	SHARES	VALUE

Healthcare Equipment & Services — (continued)
CIGNA Corporation	2,500	$43,400
CR Bard, Inc.	835	71,451
Cross Country Healthcare, Inc. (a)	200	1,498
Edwards Lifesciences Corporation (a)	500	28,745
Gen-Probe, Inc. (a)	491	22,105
Health Management Associates, Inc., Class A (a)	2,200	3,498
Henry Schein, Inc. (a)	800	29,944
Hill-Rom Holdings, Inc.	600	8,448
Humana, Inc. (a)	1,482	56,212
Idexx Laboratories, Inc. (a)	538	17,646
IMS Health, Inc.	1,600	23,232
Intuitive Surgical, Inc. (a)	350	36,131
Invacare Corporation	300	5,718
McKesson Corporation	2,360	104,312
Medtronic, Inc.	9,707	325,088
Molina Healthcare, Inc. (a)	100	1,754
Patterson Companies, Inc. (a)	850	15,632
Quest Diagnostics, Inc.	1,333	65,784
St Jude Medical, Inc. (a)	2,949	107,255
Stryker Corporation	2,070	87,437
UnitedHealth Group, Inc.	10,468	296,558
Varian Medical Systems, Inc. (a)	1,095	40,657
Zimmer Holdings, Inc. (a)	1,893	68,905

		1,977,279

Diversified Financials — 5.9%
Allied Capital Corporation	1,400	2,184
American Express Company	10,019	167,618
Bank of New York Mellon Corporation (The)	9,943	255,933
BlackRock, Inc.	195	21,216
Capital One Financial Corporation	3,358	53,191
Charles Schwab Corporation (The)	8,047	109,359
CIT Group, Inc.	2,382	6,646
CME Group, Inc.	575	99,998
Franklin Resources, Inc.	1,265	61,251
JPMorgan Chase & Company	32,231	822,212
Medallion Financial Corporation	100	676
Northern Trust Corporation	1,910	109,863
PHH Corporation (a)	500	5,525
SLM Corporation (a)	4,200	48,090
State Street Corporation	3,719	86,541

	SHARES	VALUE

Diversified Financials — (continued)
T. Rowe Price Group, Inc.	2,179	$60,097
TradeStation Group, Inc. (a)	200	1,102

		1,911,502

Software & Services — 5.8%
Adobe Systems, Inc. (a)	4,549	87,841
Advent Software, Inc. (a)	100	2,183
Autodesk, Inc. (a)	2,050	33,948
Automatic Data Processing, Inc.	4,384	159,271
BMC Software, Inc. (a)	1,700	43,061
Compuware Corporation (a)	2,208	14,352
Convergys Corporation (a)	1,100	8,283
eBay, Inc. (a)	9,228	110,921
Electronic Arts, Inc. (a)	2,887	44,575
Microsoft Corporation	66,284	1,133,456
Novell, Inc. (a)	3,000	11,100
Paychex, Inc.	2,703	65,656
Red Hat, Inc. (a)	1,700	24,905
Salesforce.com, Inc. (a)	950	25,280
Sapient Corporation (a)	700	2,982
Symantec Corporation (a)	7,291	111,771

		1,879,585

Energy — 4.7%
Apache Corporation	2,895	217,125
Cameron International Corporation (a)	1,971	45,648
Chesapeake Energy Corporation	4,556	72,030
Clean Energy Fuels Corporation (a)	200	1,384
Devon Energy Corporation	3,826	235,681
EOG Resources, Inc.	2,150	145,706
Helmerich & Payne, Inc.	953	21,404
National Oilwell Varco, Inc. (a)	3,525	93,201
Newfield Exploration Company (a)	1,200	23,028
Noble Energy, Inc.	1,470	71,927
Pioneer Natural Resources Company	1,100	16,104
Quicksilver Resources, Inc. (a)	1,000	6,930
Smith International, Inc.	1,950	44,265
Southwestern Energy Company (a)	2,932	92,798
Spectra Energy Corporation	5,216	75,684
Sunoco, Inc.	1,058	49,007
Ultra Petroleum Corporation (a)	1,230	44,071

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2009 (unaudited)	continued

	SHARES	VALUE

Energy — (continued)
Williams Companies, Inc.	4,870	$68,911
XTO Energy, Inc.	4,980	184,708

		1,509,612

Retailing — 4.5%
Autozone, Inc. (a)	350	46,512
Bed Bath & Beyond, Inc. (a)	2,283	53,034
Best Buy Company, Inc.	2,826	79,185
Carmax, Inc. (a)	1,900	15,713
Charming Shoppes, Inc. (a)	800	864
Family Dollar Stores, Inc.	1,265	35,129
Foot Locker, Inc.	1,300	9,568
Gap, Inc. (The)	4,252	47,963
Genuine Parts Company	1,313	42,042
Home Depot, Inc.	14,718	316,878
J.C. Penney Company, Inc.	2,000	33,500
Kohl’s Corporation (a)	2,606	95,666
Limited Brands, Inc.	1,926	15,254
Lowe’s Companies, Inc.	12,701	232,047
Men’s Wearhouse, Inc. (The)	500	5,825
Nordstrom, Inc.	1,432	18,172
Office Depot, Inc. (a)	2,500	5,400
PEP Boys – Manny, Moe & Jack	300	867
RadioShack Corporation	1,200	13,752
Staples, Inc.	6,123	97,601
Target Corporation	6,512	203,174
Tiffany & Company	1,100	22,825
TJX Companies, Inc.	3,506	68,087

		1,459,058

Banks — 4.3%
Bank of Hawaii Corporation	338	12,124
BB&T Corporation	4,752	94,042
Cathay General Bancorp	400	5,080
Comerica, Inc.	1,362	22,691
Fifth Third Bancorp	4,697	11,226
First Horizon National Corporation	1,860	17,707
FirstFed Financial Corporation (a)	100	85
Heartland Financial USA, Inc.	100	1,377
Keycorp	4,479	32,607
M&T Bank Corporation	700	27,237
MGIC Investment Corporation	1,100	3,036
NewAlliance Bancshares, Inc.	1,000	10,990
People’s United Financial, Inc.	3,100	50,716

	SHARES	VALUE

Banks — (continued)
PNC Financial Services Group, Inc.	3,719	$120,942
Popular, Inc.	2,400	6,576
Regions Financial Corporation	5,618	19,438
SunTrust Banks, Inc.	2,969	36,400
Synovus Financial Corporation	2,500	9,900
U.S. Bancorp	14,995	222,526
Wainwright Bank & Trust Company	52	399
Wells Fargo & Company	36,444	688,792

		1,393,891

Capital Goods — 4.0%
3M Company	6,015	323,546
A.O. Smith Corporation	84	2,308
Apogee Enterprises, Inc.	300	3,075
Baldor Electric Company	400	5,604
Brady Corporation, Class A	450	9,414
CLARCOR, Inc.	450	13,653
Cooper Industries Ltd., Class A	1,415	38,078
Cummins, Inc.	1,800	43,164
Deere & Company	3,679	127,808
Donaldson Company, Inc.	712	22,157
EMCOR Group, Inc. (a)	600	12,354
Emerson Electric Company	6,640	217,128
Fastenal Company	1,150	39,307
GATX Corporation	400	9,640
General Cable Corporation (a)	450	7,407
Graco, Inc.	500	10,635
Granite Construction, Inc.	298	10,496
Hubbell, Inc., Class B	500	15,500
Illinois Tool Works, Inc.	3,383	110,489
Kadant, Inc. (a)	100	1,004
Lawson Products, Inc.	50	956
Lincoln Electric Holdings, Inc.	304	12,516
Masco Corporation	3,300	25,806
NCI Building Systems, Inc. (a)	200	2,318
Nordson Corporation	311	9,395
Pall Corporation	1,050	27,374
Quanta Services, Inc. (a)	1,811	38,719
Rockwell Automation, Inc.	1,148	29,894
Simpson Manufacturing Company, Inc.	300	6,021
Spirit Aerosystems Holdings, Inc. (a)	900	12,240
SPX Corporation	490	20,634

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2009 (unaudited)	continued

	SHARES	VALUE

Capital Goods — (continued)
Tennant Company	150	$2,031
Thomas & Betts Corporation (a)	521	11,144
Toro Company	350	10,364
Trex Company, Inc. (a)	100	1,479
W.W. Grainger, Inc.	587	42,822

		1,276,480

Semiconductors — 3.1%
Advanced Micro Devices, Inc. (a)	5,400	11,826
Analog Devices, Inc.	2,630	52,547
Entegris, Inc. (a)	800	1,112
Intel Corporation	48,042	619,742
Lam Research Corporation (a)	1,100	22,231
LSI Corporation (a)	5,700	18,126
Micron Technology, Inc. (a)	6,800	25,296
National Semiconductor Corporation	1,750	17,745
Novellus Systems, Inc. (a)	900	12,411
Texas Instruments, Inc.	11,186	167,231
Xilinx, Inc.	2,500	42,125

		990,392

Food & Staples Retailing — 3.0%
Costco Wholesale Corporation	3,732	168,052
CVS Caremark Corporation	12,269	329,790
Safeway, Inc.	3,662	78,477
SUPERVALU, Inc.	1,900	33,326
Sysco Corporation	5,151	114,816
Walgreen Company	8,561	234,657

		959,118

Transportation — 2.8%
Alaska Air Group, Inc. (a)	300	7,908
AMR Corporation (a)	2,531	15,034
Arkansas Best Corporation	200	4,678
CSX Corporation	3,385	98,030
Expeditors International of Washington, Inc.	1,778	49,446
FedEx Corporation	2,686	136,825
Genesee & Wyoming, Inc., Class A (a)	300	8,151
JB Hunt Transport Services, Inc.	700	15,589
JetBlue Airways Corporation (a)	1,700	9,571
Kansas City Southern (a)	800	14,528
Norfolk Southern Corporation	3,190	122,368

	SHARES	VALUE

Transportation — (continued)
Ryder System, Inc.	500	$16,890
Southwest Airlines Company	6,103	42,904
United Parcel Service, Inc., Class B	8,635	366,901

		908,823

Telecommunication Services — 2.7%
Frontier Communications Corporation	2,900	23,519
Leap Wireless International, Inc. (a)	482	12,146
Sprint Nextel Corporation (a)	26,200	63,666
Telephone & Data Systems, Inc.	964	29,412
Verizon Communications, Inc.	24,530	732,711

		861,454

Materials — 2.4%
Air Products & Chemicals, Inc.	1,791	90,087
Airgas, Inc.	750	26,483
Bemis Company, Inc.	900	20,313
Cabot Corporation	550	7,348
Calgon Carbon Corporation (a)	400	5,028
Domtar Corporation (a)	4,900	7,301
Ecolab, Inc.	1,412	47,952
H.B. Fuller Company	400	5,588
Lubrizol Corporation	596	20,336
MeadWestvaco Corporation	1,550	18,042
Minerals Technologies, Inc.	150	5,672
Nalco Holding Company	1,300	12,753
Nucor Corporation	2,700	110,133
Praxair, Inc.	2,659	165,548
Rock-Tenn Company, Class A	346	10,785
Rohm and Haas Company	1,062	58,612
Schnitzer Steel Industries, Inc., Class A	192	7,540
Sealed Air Corporation	1,400	18,970
Sigma-Aldrich Corporation	1,026	37,018
Sonoco Products Company	901	20,660
Valspar Corporation	900	15,615
Wausau Paper Corporation	442	4,203
Weyerhaeuser Company	1,836	50,196
Worthington Industries, Inc.	600	6,036

		772,219

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2009 (unaudited)	continued

	SHARES	VALUE
Media — 2.3%

Discovery Communications, Inc., Class A (a)	1,250	$18,125
EW Scripps Company	133	214
Lee Enterprises, Inc.	300	93
McClatchy Company (The)	400	264
Meredith Corporation	350	5,590
New York Times Company (The), Class A	1,000	4,970
Omnicom Group, Inc.	2,643	68,427
Scholastic Corporation	200	2,180
Time Warner, Inc.	31,144	290,574
Walt Disney Company (The)	16,066	332,245
Washington Post Company (The), Class B	54	21,090

		743,772

Insurance — 2.2%
Aflac, Inc.	4,026	93,443
Ambac Financial Group, Inc.	2,600	2,964
Chubb Corporation	3,066	130,551
Cincinnati Financial Corporation	1,470	32,237
Erie Indemnity Company	300	10,635
Hartford Financial Services Group, Inc.	2,700	35,532
Lincoln National Corporation	2,300	34,799
MBIA, Inc. (a)	1,800	6,948
Phoenix Companies, Inc. (The)	1,000	1,750
Principal Financial Group, Inc.	2,131	35,353
Progressive Corporation (The) (a)	5,706	69,328
StanCorp Financial Group, Inc.	420	10,844
Travelers Companies, Inc. (The)	5,058	195,442
Unum Group	2,687	38,048
Wesco Financial Corporation	10	3,016

		700,890

Consumer Services — 2.2%
Capella Education Company (a)	128	7,082
Choice Hotels International, Inc.	300	7,896
Darden Restaurants, Inc.	1,206	31,621
DeVry, Inc.	556	29,790
McDonald’s Corporation	9,629	558,676
Starbucks Corporation (a)	6,600	62,304

		697,369

	SHARES	VALUE

Consumer Durables & Apparel — 1.5%
Black & Decker Corporation	543	$15,698
Centex Corporation	1,100	9,361
Champion Enterprises, Inc. (a)	500	230
Coach, Inc. (a)	2,682	39,157
D.R. Horton, Inc.	2,500	14,900
Deckers Outdoor Corporation (a)	100	5,224
Harman International Industries, Inc.	500	8,045
KB Home	700	7,469
Leggett & Platt, Inc.	1,400	17,486
Liz Claiborne, Inc.	900	1,980
Mattel, Inc.	2,943	41,761
Newell Rubbermaid, Inc.	2,500	20,200
NIKE, Inc., Class B	3,386	153,217
Phillips-Van Heusen Corporation	500	9,510
Pulte Homes, Inc.	1,935	19,640
Snap-On, Inc.	500	15,090
Stanley Works (The)	686	21,444
Timberland Company (The) (a)	400	4,396
Tupperware Brands Corporation	600	12,336
VF Corporation	777	43,528
Whirlpool Corporation	538	17,985

		478,657

Utilities —1.4%
AGL Resources, Inc.	700	21,581
Alliant Energy Corporation	1,000	28,830
Atmos Energy Corporation	800	19,640
Avista Corporation	500	9,520
Cleco Corporation	500	11,425
Energen Corporation	649	18,957
Equitable Resources, Inc.	1,134	38,817
IDACORP, Inc.	400	11,644
MGE Energy, Inc.	201	6,442
National Fuel Gas Company	750	22,470
New Jersey Resources Corporation	400	16,036
Nicor, Inc.	400	13,684
NiSource, Inc.	2,500	24,200
Northwest Natural Gas Company	243	10,434
NSTAR	929	31,419
OGE Energy Corporation	800	19,744
Pepco Holdings, Inc.	1,954	34,801
Piedmont Natural Gas Company	630	16,323
Questar Corporation	1,550	52,670

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2009 (unaudited)	concluded

	SHARES	VALUE

Utilities — (continued)
UGI Corporation	795	$20,169
WGL Holdings, Inc.	450	14,445

		443,251

Renewable Energy & Energy Efficiency — 0.9%
Applied Materials, Inc.	11,524	107,980
Cree, Inc. (a)	800	15,944
Energy Conversion Devices, Inc. (a)	450	11,327
First Solar, Inc. (a)	370	52,836
Itron, Inc. (a)	300	19,590
Johnson Controls, Inc.	4,987	62,387
Ormat Technologies, Inc.	164	5,082
SunPower Corporation, Class A (a)	750	25,170
Zoltek Companies, Inc. (a)	250	1,770

		302,086

Commercial & Professional Services — 0.5%
Avery Dennison Corporation	796	19,287
Deluxe Corporation	450	5,189
Herman Miller, Inc.	500	5,495
HNI Corporation	400	5,284
Interface, Inc., Class A	400	1,632
Kelly Services, Inc.	200	1,812
Manpower, Inc.	723	20,577
Monster Worldwide, Inc. (a)	1,150	10,592
Pitney Bowes, Inc.	1,850	41,180
R.R. Donnelley & Sons Company	1,850	18,056
Robert Half International, Inc.	1,400	23,730
Standard Register Company (The)	100	727
Steelcase, Inc.	500	2,160
Team, Inc. (a)	100	1,975
Tetra Tech, Inc. (a)	380	8,827

		166,523

Real Estate — 0.3%
Brookfield Properties Corporation	1,800	9,702
CB Richard Ellis Group, Inc., Class A (a)	1,942	6,991
Forest City Enterprises, Inc., Class A	650	4,394
Jones Lang LaSalle, Inc.	350	8,264
Liberty Property Trust	888	17,760

	SHARES	VALUE

Real Estate — (continued)
ProLogis	2,350	$23,523
Regency Centers Corporation	650	22,945

		93,579

Automobiles & Components — 0.1%
BorgWarner, Inc.	1,000	16,880
Harley-Davidson, Inc.	1,769	21,546
Modine Manufacturing Company	200	548

		38,974

Healthy Living — 0.1%
Gaiam, Inc. (a)	100	357
Hain Celestial Group, Inc. (The) (a)	350	5,327
United Natural Foods, Inc. (a)	400	6,216
Whole Foods Market, Inc.	1,250	12,813

		24,713

Total Securities (Cost $48,678,861)		32,204,698

SHORT-TERM OBLIGATION — 0.5%
Repurchase Agreement— State Street Bank & Trust Repurchase Agreement, 0.05%, dated 01/30/09, due 02/02/09, proceeds $148,954 (collateralized by a Freddie Mac Bond, 5.89%, due 01/01/2037, value $154,599) (Cost $148,954)		148,954

TOTAL INVESTMENTS (b) — 100.2%
(Cost $48,827,815)		32,353,652
Liabilities Less Other Assets — (0.2)%		(66,426)

NET ASSETS — 100.0%		$32,287,226

(a)	Non-income producing security
(b)	The cost of investments for federal income tax purposes is $49,547,313 resulting in gross unrealized appreciation and depreciation of $410,489 and $17,604,150 respectively, or net unrealized depreciation of $17,193,661.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2009

(unaudited)

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $48,170,780 and $48,827,815 respectively)	$40,001,163	$32,353,652
Receivables for:
Securities sold	—	12,108
Capital stock sold	6,350	16,210
Interest	154,161	—
Dividends	42,024	57,612

Total assets	40,203,698	32,439,582

LIABILITIES:
Payable for securities purchased	—	125,296
Payable for capital stock repurchased	1,310	1,616
Accrued expenses	48,095	25,444

Total liabilities	49,405	152,356

NET ASSETS	$40,154,293	$32,287,226

NET ASSETS CONSIST OF:
Paid-in capital	$64,931,633	$53,285,152
Undistributed net investment income	48,447	48,575
Accumulated net realized losses on investments	(16,656,352)	(4,572,338)
Net unrealized depreciation on investments	(8,169,435)	(16,474,163)

NET ASSETS	$40,154,293	$32,287,226

SHARES OUTSTANDING	3,168,999	2,543,724

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$12.67	$12.69

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the period ended January 31, 2009

(unaudited)

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$460,108	$125
Dividend and other income (net of $4,011 and $76 foreign withholding taxes, respectively)	366,304	489,116

Total investment income	826,412	489,241

EXPENSES:
Administrative services fee	166,899	145,238
Investment advisory fee	148,612	51,872

Total expenses	315,511	197,110

NET INVESTMENT INCOME	510,901	292,131

NET REALIZED AND UNREALIZED LOSSES:
Net realized losses on investments:	(4,099,886)	(4,349,604)
Change in net unrealized depreciation on investments:	(8,118,116)	(11,715,854)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(12,218,002)	(16,065,458)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,707,101)	$(15,773,327)

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2009 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2008 (AUDITED)	FOR THE SIX MONTHS ENDED JANUARY 31, 2009 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2008 (AUDITED)
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$510,901	$787,164	$292,131	$420,257
Net realized losses on investments	(4,099,886)	(541,702)	(4,349,604)	(200,802)
Change in net unrealized depreciation on Investments	(8,118,116)	(3,217,819)	(11,715,854)	(6,052,516)

Net decrease in net assets resulting from operations	(11,707,101)	(2,972,357)	(15,773,327)	(5,833,061)

Dividends and distributions to shareholders:
From net investment income	(531,557)	(818,386)	(293,798)	(416,913)
From net realized gains	—	—	(11,945)	(1,920,696)

Total dividends and distributions	(531,557)	(818,386)	(305,743)	(2,337,609)

Capital share transactions:
Proceeds from sales of shares	1,845,478	9,765,077	4,041,147	19,728,464
Reinvestment of dividends and distributions	517,178	794,658	303,003	2,312,227
Payments for shares redeemed	(2,673,076)	(5,819,177)	(6,100,551)	(5,979,111)

Net increase (decrease) in net assets resulting from capital share transactions	(310,420)	4,740,558	(1,756,401)	16,061,580

Total increase (decrease) in net assets	(12,549,078)	949,815	(17,835,471)	7,890,910
NET ASSETS:
Beginning of period	52,703,371	51,753,556	50,122,697	42,231,787

End of period	$40,154,293	$52,703,371	$32,287,226	$50,122,697

Undistributed net investment income	48,447	69,103	48,575	50,242

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2009		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2008	2007	2006	2005	2004
Net Asset Value, beginning of period	$16.52		$17.78	$16.29	$16.52	$14.11	$13.88

Income from investment operations:
Net investment income	0.16		0.28	0.22	0.03	0.05	0.12
Net realized and unrealized gain (loss) on investments	(3.84)		(1.27)	1.48	(0.23)	2.42	0.23

Total increase (decrease) from investment operations	(3.68)		(0.99)	1.70	(0.20)	2.47	0.35

Less dividends:
Dividends from net investment income	(0.17)		(0.27)	(0.21)	(0.03)	(0.06)	(0.12)

Net Asset Value, end of period	$12.67		$16.52	$17.78	$16.29	$16.52	$14.11

Total return	(22.31	)%(a)	(5.62)%	10.40%	(1.22)%	17.41%	2.49%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$40,154		$52,703	$51,754	$50,230	$62,449	$50,398
Ratio of expenses to average net assets	1.38	%(b)	1.38%	1.44%	2.39%	2.38%	2.37%
Ratio of net investment income to average net assets	2.23	%(b)	1.50%	1.24%	0.15%	0.35%	0.71%
Portfolio turnover	17	%(a)	44%	35%	110%	86%	81%

(a)	Not annualized
(b)	Annualized

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2009		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2008	2007		2006		2005		2004
Net Asset Value, beginning of period	$18.83		$22.66	$19.91		$19.91		$18.18		$16.45

Income from investment operations:
Net investment income	0.12		0.18	0.19		0.04		0.12		—
Net realized and unrealized gain (loss) on investments	(6.14)		(2.81)	2.75		(0.01)		1.72		1.74

Total increase/(decrease) from investment operations	(6.02)		(2.63)	2.94		0.03		1.84		1.74

Less dividends:
Dividends from net investment income	(0.12)		(0.19)	(0.19)		(0.03)		(0.11)		(0.01)
Distributions from net realized gains	—		(1.01)	—		—		—		—

Total decrease from dividends	(0.12)		(1.20)	(0.19)		(0.03)		(0.11)		(0.01)

Net Asset Value, end of period	$12.69		$18.83	$22.66		$19.91		$19.91		$18.18

Total return	(32.01	)%(a)	(12.28)%	14.76%		0.16%		10.10%		10.61%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$32,287		$50,123	$42,232		$32,938		$35,383		$33,152
Ratio of expenses to average net assets	0.95	%(b)	0.95%	0.95%		1.50%		1.50%		1.50%
Ratio of net investment income (loss) to average net assets	1.41	%(b)	0.98%	0.89%		0.20%		0.64%		(0.01)%
Portfolio turnover	11	%(a)	6%	8	%(c)	12	%(d)	9	%(d)	8	%(d)

(a)	Not annualized.
(b)	Annualized.
(c)	Represents portfolio turnover for the Equity Fund from November 28, 2006 to July 31, 2007. Portfolio turnover for the Domini Trust from August 1, 2006 to November 27, 2006 was 1%. For further information regarding the withdrawal of the Equity Fund’s investment in the Domini Trust, please see the notes to the financial statements.
(d)	Represents portfolio turnover for the Domini Social Equity Trust (“Domini Trust”) for the years ended 2006, 2005 and 2004.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

Through November 27, 2006, the Equity Fund invested substantially all of its assets in the Domini Social Equity Trust (the “Domini Trust”), an open-end, diversified management investment company which had the same investment objective as the Fund. The Equity Fund accounted for its investment in the Domini Trust as a partnership investment and recorded its share of the Domini Trust income, expenses and realized and unrealized gains and losses daily. The value of such investment reflected the Fund’s proportionate interest in the net assets of the Domini Trust (2.57% at November 27, 2006). Effective November 28, 2006, the Equity Fund withdrew its investment from the Domini Trust and directly invested in the securities of the companies included in the Domini 400 SocialSM Index (the “Domini Index”).

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If an NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of 1/31/09:

VALUATION INPUTS	INVESTMENT IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*
Level 1 — Quoted Prices	$26,653,881	—
Level 2 — Other Significant Observable Inputs	13,347,282	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$40,001,163	—

The following is a summary of the inputs used to value the Equity Fund’s net assets as of 1/31/09:

VALUATION INPUTS	INVESTMENT IN SECURITIES	OTHER FINANCIAL INSTRUMENTS*
Level 1 — Quoted Prices	$32,204,698	—
Level 2 — Other Significant Observable Inputs	148,954	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$32,353,652	—

* Other financial instruments are derivatives instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund may utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds may write put or call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts.

(D)	Repurchase Agreements: The Funds may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. generally accepted accounting principles. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted FIN 48 in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2009. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2009. At January 31, 2009, the tax years 2005 through 2009 remain open to examination by the Internal Revenue Service.

(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2009, the Balanced Fund and Equity Fund received $120 and $4,719, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.

(B)	Subadvisers: Trillium Asset Management Corporation (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2009, Green Century accrued fees of $87,584 to Trillium. Mellon Capital Management Corporation (“Mellon”) is the subadviser for the Equity Fund. Mellon is paid a fee by the Adviser the greater of $50,000 or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion for its services. For the six months ended January 31, 2009, Green Century accrued fees of $25,205 to Mellon.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.38% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 0.95% of the Fund’s average daily net assets.
(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2009, Green Century accrued fees of $42,767 and $42,767 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the Domini Index. The Domini Index is owned and maintained by KLD Research and Analytics, Inc. (“KLD”). For the use of the Index, KLD is paid a fee by the Adviser the greater of $50,000 or at an annual rate of 0.10% on the first $500 million of average daily net assets, 0.075% on average daily net assets on the next $500 million, and 0.05% on average daily net assets in excess of $1 billion. For the six months ended January 31 2009, Green Century accrued fees of $25,205 to KLD.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $7,431,921 and $8,421,581, respectively, for the six months ended January 31, 2009. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $4,567,938 and $6,354,997, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2008 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$69,103	$60,351
Undistributed long-term capital gains	0	564

Tax accumulated earnings	69,103	60,915

Accumulated capital and other losses	(12,553,212)	(38,687)
Unrealized depreciation	(54,457)	(4,941,084)
Unrealized depreciation on foreign currency	(116)	0

Distributable net earnings (deficit)	$(12,538,682)	$(4,918,856)

The Balanced Fund has an accumulated capital loss carryforward of $11,693,400 of which $2,323,170 expires in the year 2010 and $9,370,230 expires in the year 2011. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The Balanced Fund utilized $262,222 of its capital loss carryforwards during the year ended July 31, 2008.

At July 31, 2008, the Balanced and Equity Fund had net realized capital losses from transactions between November 1, 2007 and July 31, 2008 of $859,812 and $38,687, respectively, which for tax purposes, are deferred and will be recognized in fiscal year 2009.

The tax character of distributions paid during the fiscal years ended July 31, 2008 and July 31, 2007 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2008	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2008	YEAR ENDED JULY 31, 2007
Ordinary income	$818,386	$612,601	$416,913	$335,455
Long-term capital gains	—	—	1,920,696	—

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	SIX MONTHS ENDED JANUARY 31, 2009	YEAR ENDED JULY 31, 2008	SIX MONTHS ENDED JANUARY 31, 2009	YEAR ENDED JULY 31, 2008
Shares sold	129,256	565,799	281,007	977,702
Reinvestment of dividends	39,747	45,757	22,164	107,012
Shares redeemed	(190,074)	(331,445)	(420,704)	(287,203)

	(21,071)	280,111	(117,533)	797,511

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of four advisory and subadvisory agreements during the six months ended January 31, 2009.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust, on behalf of the Balanced Fund and the Equity Fund (the “Funds” and each a “Fund”), and Green Century Capital Management (“Green Century” or the “Adviser”), at a meeting on December 3, 2008. In connection with their deliberations at the meetings, and at separate executive sessions of the Independent Trustees held on November 26, 2008 and on December 3, 2008, the Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee to be paid to Green Century by each Fund; and the profitability to Green Century of its proposed advisory relationship to each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all the information provided to them by Green Century, including information provided throughout the year. In approving the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services to be performed for each of the Funds by the Adviser, including the resources to be dedicated by the Adviser. With respect to the Equity Fund, these services included monitoring the Equity Fund’s performance and tracking error relative to the Domini 400 SocialSM Index (the “Index”); implementing the environmental policies of the Funds by voting the Equity Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. With respect to the Balanced Fund, the services performed included the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental policies of the Funds by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. In addition, the Trustees considered the administrative services provided by the Adviser to both Funds, including the coordination of the activities of all of the Funds’ other service providers.

Based on its review of all of the services provided, the Trustees concluded that the nature, quality and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability and fall-out benefits to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Strategic Insight’s mutual fund database of over 7,000 mutual funds. For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than the average advisory fee for socially conscious funds, socially conscious growth and income funds, all growth and income funds and growth and income funds which have under $100 million in assets. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 5 basis points), socially conscious balanced Funds (by 12 basis points), all balanced funds (by 14 basis points) and balanced funds which have under $100 million in assets (by 12 basis points). The Trustees considered that Green Century had reduced its advisory fee by 10 basis points in 2006. The Trustees also noted that the total expense ratio of the Balanced Funds was capped at 1.38% and that the total expense ratio was in line with the average total expense ratio for each of the four categories of comparison funds.

Green Century provided the Trustees with information relating to the profitability to Green Century of its proposed advisory relationships to the Funds. In that regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds. The Trustees also considered the fee received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy to further the Funds’ stated objective of promoting greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Other Benefits.    With respect to fall-out benefits, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for either Fund. The Trustees noted that Green Century does benefit intangibly from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate and supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Investment Performance.    With respect to the Equity Fund, the Trustees considered that due to the Equity Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Equity Fund tracked the Index and noted that the Equity Fund’s performance closely followed that of the Index for the period ended September 30, 2008. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund.

With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index, a broad-based balanced fund market index. The Trustees noted that as of the period ended September 30, 2008, the Balanced Fund’s one- and ten-year average annual returns had outperformed the Lipper Balanced Fund Index, while the Balanced Fund’s three- and five-year average annual returns had underperformed the benchmark. The Trustees also considered the performance information they had been provided throughout the year. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grew in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty for the Adviser to achieve meaningful economies of scale. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the subadvisory fee structure for the Equity Fund included break-points and that the Equity Fund’s advisory fee would decrease as assets increased. The Trustees concluded that economies of scale could be realized as the Funds grew and that if assets increased significantly the Trustees would have opportunities to negotiate decreases in fees with the Adviser.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to the Balanced Fund and the Equity Fund should be continued and that they would consider whether to renew each Agreement after a one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH TRILLIUM ASSET MANAGEMENT CORPORATION

At the meeting on December 3, 2008, the Board of Trustees of the Balanced Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium Asset Management Corporation (“Trillium”) (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and at separate executive sessions of the Independent Trustees held on November 26, 2008 and on December 3, 2008, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, the subadvisory fees paid to Trillium, and the profitability to Trillium of its subadvisory relationship to the Balanced Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Trillium, including information provided throughout the year. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing volatility, risk, and portfolio turnover; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed approximately $1 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality and extent of services provided by Trillium supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. The Trustees reviewed the subadvisory fees against comparative data for multiple categories of mutual funds presented in four categories: socially conscious funds, socially conscious balanced funds, all balanced funds, and balanced funds of under $100 million in assets. The Trustees noted that, based on the information provided, the subadvisory fees were within two basis points of those of all socially conscious , all socially conscious balanced funds, all balanced funds and balanced funds of under $100 million in assets. The Trustees also noted that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by shareholders.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was not profitable. The Trustees noted that Trillium stated that it would not realize a level of profitability similar to that of its other advisory clients on the management of the Balanced Fund until assets approach $100 million. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. In considering the cost allocation methodology used by Trillium, the Trustees took under consideration that Trillium does not provide advisory or subadvisory services to other mutual fund clients. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium charges its other institutional clients.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Trillium, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Trillium may realize from its relationship with the Balanced Fund. The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the reputational and other advantages Trillium may gain from its relationship with the Balanced Fund. The Trustees concluded that the benefits received by Trillium were reasonable in the context of the relationship between Trillium and the Balanced Fund, and supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of the period ended September 30, 2008, the Balanced Fund’s one-year return outperformed the Lipper Balanced Fund Index, while the three-year return had underperformed the Lipper Index. Trillium became the Balanced Fund’s subadviser on November 28, 2005. The Trustees also considered the Balanced Fund’s decrease in volatility in the three years since Trillium became the Balanced Fund’s subadvisor. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Balanced Fund and considered that if the assets were to increase, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century include a breakpoint at $30 million, so that fees as a percentage of net assets decrease as assets in the Balanced Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued and that they would consider whether to renew it after a one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH MELLON CAPITAL MANAGEMENT

Also at the meeting on December 3, 2008, the Board of Trustees of the Equity Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Mellon Capital Management (“Mellon”) (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and at separate executive sessions of the Independent Trustees, the Trustees considered, among other things, information provided by Mellon regarding the investment performance of the Equity Fund, including the success with which the Fund tracked the Index; the subadvisory fees paid to Mellon, and the profitability to Mellon of its subadvisory relationship to the Equity Fund. The Independent Trustees were advised by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Mellon, including information provided throughout the initial two-year term of the Subadvisory Agreement. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Mellon provided the day-to-day portfolio management of the Equity Fund, making purchases and sales of portfolio securities consistent with the Equity Fund’s investment objective and policies and with changes to the Index. The Trustees considered the professional expertise, tenure, and qualification of the portfolio management team for the Equity Fund, as well as the team’s experience in passive management. The Trustees also considered Mellon’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for the Equity Fund. The Trustees also considered Mellon’s compliance record as well as the professional experience and responsiveness of Mellon’s compliance staff.

Based on its review of all of the services provided, the Trustees concluded that the nature, quality and extent of services provided by Mellon supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Mellon were 0.08% of the value of the average daily net assets of the Equity Fund up to $100 million, 0.05% of the value of the average daily net assets of the Equity Fund from $100 to $500 million, 0.02% of the value of the average daily net assets of the Equity Fund from $500 million to $1 billion, and 0.01% of the value of the average daily net assets of the Equity Fund in excess of $1 billion, subject to a minimum fee of $50,000 per year. The Trustees reviewed and considered an analysis of the subadvisory fees against comparative data for multiple categories of mutual funds. The Trustees noted that, based on the information provided, the subadvisory fees paid to Mellon were lower than the average subadvisory fees paid to subadvisors of socially conscious funds, socially conscious growth and income funds, all growth and income funds and growth and income funds under $100 million in assets. The Trustees noted that the subadvisory fee paid at current asset levels was higher than subadvisory fees paid by equity index funds, but that this was due in part to the imposition of the yearly minimum fee and that the fee would decrease in terms of basis points as assets increased. The Trustees also noted that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by shareholders.

Green Century provided the Trustees with information prepared by Mellon related to the profitability of the Subadvisory Agreement. The Trustees considered the subadvisory fees and the financial resources Mellon dedicates and the other expenses it incurs in providing subadvisory services to the Equity Fund. In considering the cost allocation methodology used by Mellon, the Trustees noted that Mellon allocated its costs to all its clients equally although Mellon stated that passively managed accounts are less expensive to service than actively managed accounts. The Trustees noted that based on the information provided by Mellon, the relationship was not profitable to Mellon.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the costs of the services provided by Mellon, supported the continuance of the Subadvisory Agreement. The Trustees also concluded that the fees specified in the Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Other Benefits.    The Trustees evaluated other potential benefits Mellon may realize from its relationship with the Equity Fund. The Trustees considered the brokerage practices of Mellon, including Mellon’s policy that it does not execute transactions for client portfolios through any affiliated broker/dealer and thus no benefit would be realized by Mellon through transactions with affiliated brokers. The Trustees also considered that Mellon does not use trades for index portfolios for the generation of soft dollars, nor does Mellon receive liquidity rebates or payment for order flow from electronic communications networks associated with Equity Fund trades. The Trustees further considered the reputational and other advantages Mellon may gain from its relationship with the Equity Fund. The Trustees concluded that the benefits expected to be received by Mellon were reasonable in the context of the relationship between Mellon and the Equity Fund, and supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees considered that the Equity Fund follows a passive investment strategy designed to track the Index and therefore the analysis of its investment performance should be based on the extent to which the Equity Fund successfully tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the fund, as compared to that of the Index for the periods ended September 30, 2008. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Mellon’s investment process and experience in passive portfolio management supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Mellon as the Equity Fund grew in assets and the extent to which such economies of scale might be reflected in the specified fee schedule. They noted the relatively small size of the Equity Fund and considered that if the assets were to increase, Mellon could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees specified paid to Mellon by Green Century include breakpoints at $100 million, $500 million, and $1 billion.

Based on the foregoing considerations, the Trustees, including the Independent Trustees, determined that the Subadvisory Agreement should be continued and that they would consider whether to renew it again after a one year period.

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management Corporation

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Mellon Capital Management Corporation

500 Grant Street Suite 4200

Pittsburgh PA 15258

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street, Suite A

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

TRANSFER AGENT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

99 High Street

Boston, MA 02110

January 31, 2009

Balanced

Fund

An investment for your future. Printed on recycled paper with soy-based ink.	Equity Fund

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under item 1 of this Form N-CSR

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30 a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2 (b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/

Kristina A. Curtis
President

April 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/

Kristina A. Curtis
President and Principal Executive Officer

April 8, 2009

/s/

Kristina A. Curtis
Treasurer and Principal Financial Officer

April 8, 2009